Exhibit 99.1
Pixelworks Announces Strategic Investment in Shanghai Subsidiary
Reaffirms Revenue Guidance for Fourth Quarter 2022

PORTLAND, Ore., December 28, 2022 – Pixelworks, Inc. (NASDAQ: PXLW) (the “Company”), a leading provider of innovative video and display processing solutions, today announced the Company’s majority owned subsidiary, Pixelworks Semiconductor Technology (Shanghai) Co., Ltd. (“PWSH”), entered into an agreement with a group of private equity and strategic investors based in China, as well as with entities owned by PWSH employees, under which committed investments will be made in exchange for equity interest in PWSH.

In aggregate, the capital increase agreements consist of the commitment by employee entities to pay amounts in RMB equating to approximately $1.4 million in exchange for total equity interest of 0.54% in PWSH, reflecting a pre-money valuation of the RMB equivalent of approximately $250.7 million, and by non-employee investors to pay amounts in RMB equivalent to approximately $14.3 million in exchange for total equity interest of 2.76% in PWSH, reflecting a pre-money valuation of the RMB-equivalent of approximately $501.4 million. Following the anticipated closing of these transactions, Pixelworks, Inc. will continue to hold an approximately 78.2% equity interest in PWSH.

President and CEO of Pixelworks, Todd DeBonis, commented, “This latest transaction to secure additional capital investment in our PWSH subsidiary is a testament to the recognized value of our visual processing technology in China as well as the associated growth opportunity for this portion of our business. In addition to this new capital further solidifying PWSH’s overall financial position, it provides increased flexibility in support of executing on our growth and operational objectives as we continue to prepare PWSH to apply for a local listing in coming year.”

Additionally, the Company reaffirmed its previously provided financial guidance for fourth quarter total revenue of between $16 million and $18 million.

Further details about the capital increase agreements are available in the Company’s filings with the Securities and Exchange Commission, including the Form 8-K filed by today, December 28, 2022.

Exhibit 99.1
Safe Harbor Statement
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by use of terms such as “begin,” “continue,” “will,” “expect”, “believe,” “anticipate” and similar terms or the negative of such terms, and include, without limitation, statements regarding the sale of PWSH securities to purchasers, including the timing thereof, the expected proceeds and use thereof, and the resulting ownership of PWSH, the benefits of the sale of PWSH securities to PWSH, including the resulting growth opportunities and financial position of PWSH, and PWSH’s plans to apply for a local listing in coming year, as well as statements about the Company’s expected financial performance and outlook for the fourth quarter of 2022. These statements are based on management’s current expectations. Forward-looking statements involve certain risks and uncertainties, and actual results and the timing of events may differ materially from those discussed or implied in any such statement. These risks include, but are not limited to the Company’s ability to execute on its strategy; competitive factors; current global health and economic challenges, including the impact of COVID-19; changes in the requirements for listing on the STAR Market; changes as a result of management’s further review of our actual results in the fourth quarter, changes made as a result of the completion of our financial closing procedures for the fourth quarter and other risks related to the Company’s business and operations as are discussed under the heading “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, and in the Company’s other current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements herein have been made as of the date hereof and are based on information available to the Company as of the date hereof. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

About Pixelworks
Pixelworks provides industry-leading content creation, video delivery and display processing solutions and technology that enable highly authentic viewing experiences with superior visual quality, across all screens – from cinema to smartphone and beyond. The Company has a 20-year history of delivering image processing innovation to leading providers of consumer electronics, professional displays, and video streaming services. For more information, please visit the company's web site at www.pixelworks.com.

Note: Pixelworks and the Pixelworks logo are trademarks of Pixelworks, Inc.

Investor Contact:
Brett L Perry
Shelton Group
P: 214-272-0070
E: bperry@sheltongroup.com

Company Contact:
Pixelworks, Inc.
E: info@pixelworks.com